UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 15, 2007

                               S.Y. BANCORP, INC.

             (Exact name of registrant as specified in its charter)



   Kentucky                         1-13661                      61-1137529
   --------                         -------                      ----------
 (State or other            (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation
or organization)

               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On May 15, 2007, the Board of Directors of S.Y. Bancorp, Inc. voted to increase the Company's quarterly cash dividend rate 7% to $0.16 per common share. The new rate will go into effect with the next payment on July 2, 2007, to stockholders of record as of June 15, 2007. On May 16, 2007, S.Y. Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing the dividend increase.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   D.      Exhibits

           99.1      Press Release dated May 16, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   May 16, 2007                    S.Y. BANCORP, INC.

                                        By:      /s/ Nancy B. Davis
                                                 -------------------------------
                                                  Nancy B. Davis, Executive Vice
                                                  President, Treasurer and Chief
                                                  Financial Officer